Exhibit 99.1

Slide: 1  STERLING Financial Corporation  Annual Meeting of Shareholders April 22, 2008  Ticker: STSA  STERNE AGEE 4th ANNUAL FINANCIAL SERVICES SYMPOSIUM Orlando, FL February 9-10, 2009

   Slide: 2  Safe Harbor Statement In the course of our presentation, executives and other key employees of the company may discuss matters that are deemed to be forward-looking statements(1) under the law. While we always try to do our best to give accurate and  balanced presentations  of the company’s business and prospects, actual results may differ from management's view. Additional information about risks of the company achieving results suggested by any forward-looking  statements may be found under the headings “ Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K, as updated periodically in the company’s filings with the Securities and Exchange Commission.  (1) The Reform Act defines the term “forward-looking statements” to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others.  The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as  such and accompanied by “meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements.”  2

  Slide: 3 Investment Overview    Leading regional community bank in the West  Capital position Asset quality Earnings power Franchise value Management depth/breadth  3  $450 $400 $350 $300 $250 $200 $150 $100 $50 $0  2004 2005 2006 2007 2008

  Slide: 4 Financial Highlights   December 31, 2008 Tangible book value per common share of $11.41 Risk-based capital ratio of 13.0% Record deposits of $8.35 billion, up 9% Total assets of $12.79 billion Loans receivable of $8.81 billion Strong liquidity  Total capital of $1.14 billion Cash and investments of $2.96 billion Available additional liquidity in excess of $3.2 billion  4

    Slide: 5 U.S. Government Initiatives Other Placeholder:  Capital Purchase Program  Raised $303 million on 12/5/2008 Senior preferred shares with 5% cumulative dividend Warrant to purchase 6.4 million shares of STSA at $7.06 per share FDIC-insurance limit raised to $250,000 per depositor FDIC Transaction Account Guarantee Program  Debt Guarantee Program   5

Slide: 6  STERLING Financial Corporation  The Sterling Family    Commercial bank and residential mortgage unit  6

  Slide: 7   Leader in Regional Community Banking 179 Hometown Helpful® depository branches 216 total service locations in 7 western states  2,481 employees  Geographic Footprint   Well positioned along major corridors  7

   Slide: 8  Golf Savings Bank  Management  Heidi Stanley SSB’s Chairman and CEO  Leadership    Next-generation management  8  SSB Executive Team

Slide: 9 Economic Outlook   Pacific Northwest economy relatively strong Regions Puget Sound Portland/Vancouver Spokane Santa Rosa/Sonoma Bend Sacramento/Roseville Boise Salt Lake City Southern California Personal Income Employment Housing Inventory Housing Permits Median Home Prices Population Growth New Job Creation Economic Outlook   9

   Slide: 10 10 Total Assets Loan growth is both organic and acquisitive  Total Assets Loan growth is both organic and acquisitive (S in bilbons) $140 Other $120   Securities  Loans $12.8 hlnn $12.1 bilion 0.9 $9.8 bilbon 0.9 1 .1 2.0 $7.6 billion $6.9 bilion 0.5 4— 2.2 1.9 $100 $80 $6.0 $40 $2.0 $08 $4.3 bilbon 1 .1 F fr,4 Growth: 25% 2003 2004 2005 2006 2001 2008 0.5 2.1 4.9 4.3 2.9 8.9 9.0 2.8

  Slide: 11  11 Loan Portfolio Mix Diversified and balanced  Loan Portfolio Mix Diversified and balanced December 31, 2008 Total: $9.0 Billion Commercial Construction $1,079 million 12% Residential Re Estate, $867 million, 10% YTD Yield 6.14% 11 STERLING Consizner $1,249 million 14% Financial Corporation Commercial Banking $2532 million 28%  Residential Construction $1456 million Commercial Real Estate $1843 million 20%

Slide: 12 Loan Originations Construction is declining 12 Loan Originations Construction is declining 12 Mordhs $5A80 2,192 $51480 2,192 ($ in milians) $5SIJO $3,000 $2918 1,o 400 $1,000 819 388 285 2004 12 $4,971 2,335 831 1,154 517 2006 $3,623 602 1$02 n 276 2005 996 L6o2J 199 996 602  D&-O7 542 LJ Dec-06 Commercial real eate  Constzna Commercial badirig  Reskierdial real estate Cousbuclion STERLING Financial Corporation  4000 2000 3881 899 2007 1492 1465 498

  Slide: 13 Capital and Liquidity   Well capitalized and solid liquidity  13 Capital and Liquidity Well capitalized and solid liquidity Dec 31, Sept30, 2008 2008 Cash and investments (mils) $ 2,955 $ 2,407 Regulatory capital ratios (SFC) Tier I leverage (to average assets) 9.2% 8.0% Tier I (to risk-weighted assets) 11.7% 9.7% Total (torisk-weightedassets) 13.0% 11.0% Additional borrowing capacity (mils) FHLB, Fed and other $ 3,230 $ 3,100 13 STERLING Financial Corporation

   Slide: 14 Capital Funding Sources    Primary source – deposits  14 Capital Funding Sources Primary source — deposits B°imwipa $248 milbon Repo& Fed Funds $1,163 milbon 9% Deposits $9350 million 66% ‘,891 million $1,141 milnn 9% 1. Funding Sources Total: $116 Billion of To I pos TnztsxSion Accouits r FHLB $1,727 mUll ;1] ime DeDosit;0] 14 $1,346 irilion 16% STERLING Financial Corporation

 Slide: 15  15 Net Interest Income   Higher loan volumes  Net Interest Income Higher loan volumes STERLING Financial Corporation ($ in millions) $350 $300 $250 $200 $150 $50 l2Monlhs $355.4 $35.6 ‘4 Dec-01 Dec-08 3.42% 3.08% $0 Tax Equivalent Net Interest 3.34% Ham in 15 2004 2005 2006 2001 3.30% 3.33% 3.42% 100

   Slide: 16 Fees and Service Charges Diversified streams  16   Fees and Service Charges Diversified streams (Sin millions) $10 l2 Months $59.9 $56.0 $20 $10 $0 J04 2006 2001 Dec-01 Dec-08 60 50 40 30

Slide: 17  9 months Title: Operating Efficiency   Systemic process improvements  17  Operating Efficiency Systemic process improvements ($1. billians) 260% Non interest ExpenselAverage Awts Fotith oa 253% 252% 2w — 245% 241% 233% 230% 226% - 22(Y) 2.17% 210% L 200% 2004 2005 2006 2008 [kr-01 D-O8 2.40%

   Slide: 18  18 Non-Performing Assets   Weighted to residential construction portfolio    Non-Performing Assets Weighted to residential construction portfolio [cxxi Stratification of NPAS Dec 31, Sept 30, June 30, Mardi 31, 2008 2008 2008 2008 Residential Consirudion 67.2% 72.5% 79.5% 75J% Co.mnercialCcnshuction 11.6% 4.1% 4.0% 4.2% Multifamily CIFIKtkXI 0.6% 0.9% 0.0% 04136 Commercial 10.1% 10.3% 9.6% 14.1% Residential 7.5% 8.1% 3.3% 1.7% CommercialRealEstate 1.3% 2.0% 1.6% 2.1% Cons.ner 0.9% 1.2% 1.3% 1.3% Multifamily Real Estate 0.8% 0.9% 0.7% 0.9% Total Gross NPAs {$ in mils) $610.6 $436.7 $303.4 $223.1 18 STERLING

Residential Construction NPAs

The 80-20 rule

NON-PERFORMING ASSET ANALYSIS
($ in millions)

	12/31/2008		9/30/2008		6/30/2008	
	Amt	% of Gross	Amt	% of Gross	Amt	% of Gross
Residential construction *(by location)*						
Portland	$ 117.4	19%	$ 92.6	21%	$ 46.1	15%
Puget Sound	73.9	12%	38.1	9%	31.0	10%
S. California	67.8	11%	32.3	7%	40.1	13%
Utah	29.6	5%	38.1	9%	36.2	12%
Boise	23.4	4%	41.0	9%	34.9	12%
Bend	22.1	4%	22.8	5%	19.7	6%
Vancouver	14.5	2%	19.7	5%	19.9	7%
Other	61.7	10%	32.2	7%	13.0	4%
Total residential construction	410.4	67%	316.8	72%	240.9	79%
Commercial construction (a)	74.5	12%	21.6	5%	12.3	4%
Other loan categories	125.7	21%	98.3	23%	50.2	17%
Total gross NPAs	**$ 610.6**	100%	**$ 436.7**	100%	**$ 303.4**	100%
Specific reserves	(19.5)		(37.6)		(40.6)	
Total net NPAs	**$ 591.1**		**$ 399.1**		**$ 262.8**	

(a) Includes multi-family construction.

STERNE AGEE 4th ANNUAL FINANCIAL SERVICES SYMPOSIUM — FEBRUARY 9-10, 2009

19

STERLING
Financial Corporation

Slide: 20 Title: Residential Construction   Geographic distribution of loan commitments  12/31/08 $1.956 Billion down $419 million from September 30, 2008   “Other” category includes Vancouver, Nevada, Montana,  Arizona, other Oregon, other Idaho and other Washington.  20   Residential Construction Geographic distribution of loan commitments 12131108 $1 .956 Billion Othe( category includes Vancouver. Ned& Montana. Arizona. other Oregon. other Idaho and other Washington. Bend Utah N. California $81 million - 4% Boise $92 million 5% S. California —- $159 million 8% $63 million $36 million 2% down $419 million from September 30, 2008 Portland Puget Sound $845 million $384 million 20% 43% Otttr 20 15% STERLING Financial Corporation

  Slide: 21 Resolving Non-Performing Assets   Time, money and management  Body: Restoring to accrual status Short sale of loans Restructuring of loan Sale of notes Foreclosure and sale of property

  Slide: 22 Results of Operations (Dollars in thousands)  22  Results of Operations (Dollars in thousands) (S in riIkins) Year-End 2008 Income Statement ($) Provision for ban losses $333,597 Good hiipabment charge $223,765 Net Eiconie, GAAP ($336742) Earnhigs per share, GAAP ($6.51) Netlicanie, are ($113128) EatnEigs per share, ae ($2.19) CapilallEqiiityRalios(°L) Leverage ralio 9.20% Tierlcapitalnlio 1110% Total risk-based capital ratio 13.00% Capital Reserves($) WeI-capitahzed excessl(deftit) -10% RBC $294,600 Alowance ii excess of capital biiit -10% RBG $105,000 Wel-capitaized excessl(delicit) -11% RBC $198,100 Alowance ii excess of capital tiiit- 11% RBC $105,000 Est. Loan-Loss Absorption ($) Absorption amount@36%tax rate- 10% RBC $565,313 Absorptionaniount@36%taxrate-11%RBC $414,531

 Slide: 23 Provision Reflects Confluence of Changes    One-time adjustment    Provision Reflects Confluence of Changes One-time cid,ustment 1 84,178 289,994 56,618 530 .790 S 229699 5 229699 5 183672 5 117332 MODIFIED REPORTED REPORTED REPORTED 474,172 380599 (inthousands, unaudited) NONPERFORMING LOANS: Dec 31, 2008 Dec311 2008 Sept 30, 2008 Dec311 2007 Nonaccrual loans Nonaccrual loans fair value Restructured loans Total nonperlorming loans ALLOWANCE FOR CREDIT LOSSES: Total credit allowance to total loans 2.55% 2.55% 1.99% 1.30% Total allowance to nonperforming loans 95.4% 43.3% 48.1% 94.5% 56,618 123,790 530,790 1,153 381,752 350 124,140 STERLING Financial Corporation

 Slide: 24 Title: Earnings Per Share   Note: Credit costs per share equals the quarterly provision for loan losses multiplied by STSA’s tax retention rate of 67.5% in 2007, and 72% in 2008, divided by fully diluted shares outstanding in the quarter.  Core EPS exclude charge for goodwill impairment and other items.   24   Core EPS excluding credit costs core EPS 2007 2008 2.25 1.92 0.33 2008 2.36 ($2.19) 4.55

 Slide: 25 Title: Earnings Power  25     (Dollars in thousands, except per share amounts)  * Percentage represents the percent of average earning assets for net interest income, and the percent of average assets for all other categories.  Core earnings exclude charge for goodwill impairment and other items. .   Earnings Power (Dollars in thousands, except per share amounts) YTh Adual Longer-Term 31 a€-os Sindegic Tagetst Interest eaning assets Loansllnvesiments Deposits Increa se/Mix Capital emain Wel Capitahzed Net jiterest income $ 359,552 3.04% $ 415,000 3.5 0% Provision $ (333,597) -2.63% $ (30,000) -0.24% Total non-literest ncome $ 72,108 0.57% S 115,000 0.90% Total non-ilierest expense $ (285,730) -2.26% $ (305,000) -2.34% Pretax licome $ (187,667) -1.48% $ 195,000 1.49% Income taxes $ 75,898 $ (64000) Netiicome,coire $ (111769) -0.88% 5 131,000 1.00% Preferred dividend $ (1,208) $ (15,150) Netavattoconinon $ (113,128) -0.89% $ 115,850 0.78% Eamiigspershare,awe $ (219) $ 2.15 * Percentage represents the percent of average earning asset3 for net interest income, and the percent of average assets for all other categories. Core earnings exclude charge for goodwill impairment and other items. 25 STERLING Financial Corporation

 Slide: 26 Body:  $12.8 billion regional community bank Expanding geographic footprint Growth strategy Solid regional economics Strong management Strong credit culture  Title: Investment Summary  Franchise value  26